SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 25, 2012 Date of report

(Date of earliest event reported)

PIPER JAFFRAY COMPANIES

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31720	30-0168701
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Nicollet Mall, Suite 800 Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 303-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 25, 2012, we reported our financial results for our second fiscal quarter ended June 30, 2012. See the press release dated July 25, 2012, a copy of which is furnished as Exhibit 99 to this current report on Form 8-K.

Item 2.05.	Costs Associated With Exit or Disposal Activities.

On July 25, 2012, we announced plans to exit the Hong Kong market through either a shut down or sale of our Hong Kong capital markets business. We have determined that an exit from the Hong Kong market is appropriate to eliminate the current loss run-rate. The exit is expected to be complete before the end of our third fiscal quarter ending September 30, 2012.

As a result of the exit, whether through a shutdown or sale of the business, we expect to recognize cash proceeds, which will be partially offset by restructuring-related expenses. At this time, we are not able to estimate the costs or total amount or range of amounts expected to be incurred in connection with the exit. We intend to file an amendment to this current report on Form 8-K promptly after an estimate of the costs can be determined.

This current report on Form 8-K contains forward-looking statements. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These forward-looking statements cover, among other things, the timing of the market exit and the recognition of cash proceeds. Forward-looking statements are subject to inherent risks and uncertainties, both known and unknown, that are difficult to predict and important factors could cause actual results to differ materially from those anticipated, including (1) exiting the Hong Kong market may not be completed within the expected timeframe, (2) the extent to which cash proceeds may exceed restructuring-related expenses, and (3) the other factors identified in our annual report on Form 10-K for the year ended December 31, 2011 under “Risk Factors” in Part I, Item 1A and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7, as the same may be updated in our subsequent reports filed with the Securities and Exchange Commission (available at www.piperjaffray.com and www.sec.gov). Forward-looking statements speak only as of the date they are made, and readers are cautioned not to place undue reliance on them. We undertake no obligation to update them in light of new information or future events.

Item 7.01	Regulation FD Disclosure.

On July 25, 2012, we issued a press release announcing our plans to exit the Hong Kong market as described in Item 2.05 above, a copy of which is furnished as Exhibit 99 to this current report on Form 8-K.

The information contained in Exhibit 99 is being furnished, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99 shall not be deemed to be incorporated by reference into our filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit

99	Press Release dated July 25, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER JAFFRAY COMPANIES

Date: July 25, 2012	By	/s/ Debbra L. Schoneman
Debbra L. Schoneman
Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing

99	Press Release dated July 25, 2012	Furnished Electronically